Exhibit 10.2

THIS SUBORDINATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR APPLICABLE STATE LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND/OR SUCH LAWS COVERING THIS INSTRUMENT, OR THE COMPANY, UPON ITS REQUEST, RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THIS INSTRUMENT STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, OFFER, PLEDGE OR OTHER DISTRIBUTION FOR VALUE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE LAWS.

THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES, INCLUDING THE FEDERAL DEPOSIT INSURANCE CORPORATION. THIS OBLIGATION IS SUBORDINATED TO THE CLAIMS OF GENERAL AND SECURED CREDITORS OF THE COMPANY AND IS NOT SECURED.

9.5% SUBORDINATED NOTE DUE 2018

$[ ]	April [ ], 2008

FOR VALUE RECEIVED, the undersigned, SECURITY INTERIM HOLDING CORPORATION, a Georgia corporation (the “Company”), hereby promises to pay to the order of [                    ], a Delaware limited partnership (“Purchaser”), at its offices at 441 Vine Street, Suite 1300, Cincinnati, OH 45202 (or at such other place as the holder may from time to time designate) the principal sum of [                    ($            )] on April     , 2018 (the “Maturity Date”) (or such date as the Company may prepay the principal sum pursuant to Section 1.4 of the Purchase Agreement (as defined below) or any earlier date of acceleration of the Maturity Date), and to pay interest on the outstanding principal amount of this 9.5% Subordinated Note Due 2018 (“Note”) from April     , 2008, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth in Section 1.2 of the Purchase Agreement) on the last day of each calendar quarter, commencing on June 30, 2008 (each, an “Interest Payment Date”), at a rate per annum of 9.5% (or such rate of interest as then in affect pursuant to Section 1.2 of the Purchase Agreement) until the principal hereof shall have been paid or duly provided for, compounded quarterly.

This Note is one of the Notes referred to in the Subordinated Note and Securities Purchase Agreement (as may be amended, modified, or restated from time to time), dated the date hereof, by and among the Company, Security Bank Corporation, a Georgia corporation, and Purchaser (the “Purchase Agreement”). Capitalized terms used in this Note are defined in the

Purchase Agreement, unless otherwise expressly stated herein. This Note is entitled to the benefits of the Purchase Agreement and is subject to all of the agreements, terms and conditions contained therein, all of which are incorporated herein by this reference. This Note may be prepaid, in whole or in part, in accordance with the terms and conditions set forth in the Purchase Agreement.

The outstanding principal balance of this Note shall be due and payable as provided in Section 1.4 of the Purchase Agreement. Interest on the principal amount of this Note from time to time outstanding, and other amounts owing, shall be due and payable as provided in Section 1.2 of the Purchase Agreement (computed on the basis of the actual number of days elapsed over a 360-day year). In no event, however, shall interest exceed the maximum rate permitted by law.

If an Event of Default involving bankruptcy provided for under Section 7.1(F) of the Purchase Agreement occurs, then the principal of, interest accrued on, and other Obligations payable under the Notes and the Transaction Documents, will immediately become due and payable. Notwithstanding anything to the contrary herein or in the Purchase Agreement, other than Section 7.1(F) of the Purchase Agreement, there is no right of acceleration for any Default, including a default in the payment of principal or interest or the performance of any other covenant or obligation by the Company, or Event of Default under this Note or the Purchase Agreement.

This Note is not secured by any assets or commitments of the Company. This Note is a debt of the Company only and is not an obligation of Security Bank Corporation or any of the Banks.

The Indebtedness of the Company evidenced by this Note, including the principal, interest and premium, if any, is, to the extent and in the manner set forth in the Purchase Agreement, unsecured, subordinated and junior in right of payment to its obligations to holders of Senior Indebtedness, as defined in the Purchase Agreement, and each holder of the Notes, by the acceptance hereof, agrees to and shall be bound by such provisions of the Purchase Agreement.

THIS NOTE SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

ANY ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE SHALL BE BROUGHT EXCLUSIVELY IN ANY STATE OR FEDERAL COURT IN THE NEW YORK CITY, NEW YORK. THE PARTIES WAIVE ANY RIGHT TO A JURY TRIAL.

The provisions of this Note are continued on the reverse side hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

The undersigned expressly waives any presentment, demand, protest, notice of default, notice of intention to accelerate, notice of acceleration or notice of any other kind except as expressly provided in the Purchase Agreement.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

This Note is executed as of the date first written above.

SECURITY INTERIM HOLDING CORPORATION,
a Georgia corporation

By:
Name:
Title:

REVERSE OF SECURITY

No reference herein to the Purchase Agreement and no provision of this Note or of the Purchase Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to make all payments due on this Note at the time and place and at the rate and in the money herein prescribed.

As provided in the Purchase Agreement, this Note is transferable beginning on the first anniversary of the Closing Date by the holder hereof on the register maintained by the Company, or its agent, upon surrender of this Note for registration of transfer at the office of the Company duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such registration of transfer.

Prior to due presentment for registration of transfer of this Note, the Company, or its agent, may deem and treat the holder hereof as the absolute owner hereof for the purpose of receiving payment of the principal of and premium, if any, and interest on this Notes and for all other purposes, and the Company, nor its agent, shall be affected by any notice to the contrary.